UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 11, 2003

                        Commission File Number 001-15977

                             Tiger Telematics, Inc.
             (Exact name of registrant as specified in its charter)

                 Delaware                                      13-4051167
      (State or other jurisdiction of                        (IRS Employer
      Incorporation or organization)                     Identification Number)

         4190 Belfort Rd Suite 200                               32216
          Jacksonville, FL 32216
 (Address of principal executive offices)                      (Zip Code)

                                 (904) 279-9240
              (Registrant's telephone number, including area code)

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      (2) Engagement of New Independent Accountants.

              On March 11, 2003 the Registrant engaged Goldstein Golub and Kessler of 1185 Avenue of the Americas Suite 500 New York, NY 10036-2602 as its new certifying accountants.

                  The new accountants were not consulted regarding:
                  (i) The application of accounting principles to a specific transaction; or

                  (ii) The type of audit opinion to be rendered with regard to the Registrant's financial statements; or any disagreements or reportable events as such terms are defined in Regulation S-K,
                  Item 304.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIGER TELEMATICS, INC.




/S/ Michael W. Carrender     Chief Executive Officer & Chief      March 28, 2003
------------------------     Financial Officer (Principal
    Michael W. Carrender     Financial and Accounting Officer)
                             for the Registrant and as CFO